Exhibit 21
BRINKER INTERNATIONAL, INC., A DELAWARE CORPORATION
SUBSIDIARIES
BI INTERNATIONAL SERVICES, LLC, a Delaware limited liability company
BI MEXICO HOLDING CORPORATION, a Delaware corporation
BRINKER RESTAURANT CORPORATION, a Virginia corporation
BRINKER INTERNATIONAL PAYROLL COMPANY, L.P., a Delaware limited partnership
BRINKER AIRPORTS, LLC, a Delaware limited liability company
BRINKER ALABAMA, INC., a Virginia corporation
BRINKER ARKANSAS, INC., a Virginia corporation
BRINKER ASIA, INC., a British Virgin Islands corporation
BRINKER BRAZIL, LLC, a Delaware limited liability company
BRINKER CB, LP, a Texas limited partnership
BRINKER CB MANAGEMENT, LLC, a Delaware limited liability company
BRINKER CANADIAN HOLDING CO., ULC, a British Columbia unlimited liability company
BRINKER CANADIAN RESTAURANT CO., ULC, a British Columbia unlimited liability company
BRINKER FHC B.V., a Netherlands private company
BRINKER FLORIDA, INC., a Virginia corporation
BRINKER FREEHOLD, INC., a New Jersey corporation
BRINKER GEORGIA, INC., a Virginia corporation
BRINKER LOUISIANA, INC., a Virginia corporation
BRINKER MHC B.V., a Netherlands private company
BRINKER MICHIGAN, INC., a Virginia corporation
BRINKER MISSISSIPPI, INC., a Virginia corporation
BRINKER MISSOURI, INC., a Virginia corporation
BRINKER NEVADA, INC., a Nevada corporation
BRINKER NEW JERSEY, INC., a Virginia corporation
BRINKER NORTH CAROLINA, INC., a Virginia corporation
BRINKER OF BALTIMORE COUNTY, INC., a Maryland corporation
BRINKER OF CARROLL COUNTY, INC., a Maryland corporation
BRINKER OF CECIL COUNTY, INC., a Maryland corporation
BRINKER OKLAHOMA, INC., a Virginia corporation
BRINKER OPCO, LLC, a Virginia limited liability company
BRINKER PENN TRUST, a Pennsylvania business trust
BRINKER PURCHASING, INC., a Delaware corporation
BRINKER RHODE ISLAND, INC., a Rhode Island corporation
BRINKER SERVICES CORPORATION, a Virginia corporation
BRINKER SOUTH CAROLINA, INC., a Virginia corporation
BRINKER TEXAS, INC., a Virginia corporation
BRINKER VIRGINIA, INC., a Virginia corporation
CHILI’S BEVERAGE COMPANY, INC., a Texas corporation
CHILI’S, INC., a Delaware corporation
CHILI’S, INC., a Tennessee corporation
CHILI’S INTERNATIONAL BASES, B.V., a Netherlands private company
CHILI’S OF BEL AIR, INC., a Maryland corporation
CHILI’S OF KANSAS, INC., a Kansas corporation
CHILI’S OF MARYLAND, INC., a Maryland corporation
CHILI’S OF WEST VIRGINIA, INC., a West Virginia corporation
LAS NUEVAS DELICIAS GASTRONOMICAS, S. de R.L. de C.V.
MAGGIANO’S, INC., an Illinois corporation
MAGGIANO’S BEVERAGE COMPANY, a Texas corporation
MAGGIANO’S HOLDING CORPORATION, a Virginia corporation
MAGGIANO'S OF ANNAPOLIS, INC., a Maryland corporation
MAGGIANO'S OF HOWARD COUNTY, INC., a Maryland corporation
MAGGIANO'S OF KANSAS, INC., a Kansas corporation
MAGGIANO’S OF TYSON’S, INC., a Virginia corporation
MAGGIANO’S TEXAS, INC., a Virginia corporation
PEPPER DINING HOLDING CORP., a Virginia corporation
PEPPER DINING, INC., a Virginia corporation
PEPPER DINING VERMONT, INC., a Vermont corporation
BIPC GLOBAL PAYROLL COMPANY, LLC, a Delaware limited liability company
BIPC MANAGEMENT, LLC, a Delaware limited liability company
BIPC ME DMCC, a Dubai Free-Zone company
BIPC INVESTMENTS, LLC, a Delaware limited liability company